Exhibit 99(a)

Integra Bank Corporation Annual Meeting of Shareholders April 15, 2009

Agenda Business Meeting CEO Report Questions and Answers

Mike Vea Chairman, President and Chief Executive Officer Integra Bank Corporation Annual Meeting of Shareholders CEO Report

Safe Harbor Statement Certain statements made in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, the words "may," "will," "should," "would," "anticipate," "expect," "plan," "believe," "intend," and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) the adverse effects of the current recession in the markets in which Integra does business; (2) changes in the interest rate environment that reduce net interest margin; (3) unanticipated additional charge-offs and loan loss provisions; (4) the ability of Integra to maintain required capital levels and adequate sources of funding and liquidity; (5) the impact of problems affecting issuers of investment securities Integra holds; (6) changes and trends in capital markets; (7) competitive pressures among depository institutions that increase significantly; (8) effects of critical accounting policies and judgments; (9) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (10) legislative or regulatory changes or actions, or significant litigation that adversely affect Integra or the business in which Integra is engaged; (11) ability to attract and retain key personnel; (12) ability to secure confidential information through the use of computer systems and telecommunications network; and (13) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity, and other factors described in our periodic reports filed with the SEC. We undertake no obligation to revise or update these risks, uncertainties and other factors except as may be set forth in our periodic reports.

Today's Presentation I. II. III. IV. V. What happened to Banking Industry? Integra Bank - Current Situation Near Term Priorities Strategy Common Shareholder Questions

I. What happened to Banking Industry?

What happened to Banking Industry? Storm brewing 2005-2007 • Too much leverage • Too little oversight / regulation • Low interest rates / easy money (sub-prime) • Housing inflation • Big bank / investment banks - profile changed • Securitization - originate and hold became originate and sell • Rating agencies - AAA was not really AAA

What happened to Banking Industry? Storm hit 2007-? Panic set in... • Housing correction Credit markets froze (secondary markets) • Financial markets froze • Hedge funds went to cash - bank stocks got crushed, Short Selling • Pro-cyclical factors aggravated losses • Washington was overwhelmed / administration transition • Mark-to-market accounting

What happened to Banking Industry? After affect (still feeling) • Housing free fall • Confidence deterioration (media impact) • Policy errors discouraged private sector, ensuring need for government intervention • Flight to quality (cash) and further deleveraging • Financial crisis became Economic crisis • Global economic distress

II. Integra Bank - Current Situation

Integra Bank* Our business model • Midwest-based bank for consumers and businesses • No exotic lending products • 70% spread income + 30% fee revenue • High service / Value pricing *Integra Bank, hereafter refers to Integra Bank Corporation (consolidated)

Integra Bank Our current situation • 80% of bank is doing fine • 20% of bank is under stress - Residential construction/Commercial Real Estate - Certain bank related investments - Accounting valuation write downs in Goodwill and Securities overstate cash operating losses - Loan loss reserve building

Integra Bank Our current situation • Capital Purchase Program (CPP / TARP) • Integra was approved and funded CPP in February, 2009 • Why CPP makes sense for Integra? - Capital insurance - Support growth in Community markets - Pay it back as soon as possible - "Well Capitalized", and adds $84 million - There are costs and restrictions

2008 Results Net Loss of $110 million or ($5.39/share) - $133 million in Valuation write downs (non-cash), represents 85% of Net Loss - $66 million Provision versus $29 million in credit losses - Successes - discussed later

2008 Trends Credit Quality Residential Construction still under severe stress, represents a relatively small amount of total loans but 68% of total non-performing loans Non-performing loans increased to 6% of total loans Net charge-offs were 1.19% of loans, similar mix as problem loans Deep Recession is spilling over slowly into other areas. Our markets appear to be holding up better than many, due to a diverse industry base. Peoples Community Bank, Inc. Loan

Balance Sheet (Dec. to Dec. Avg.) • Loans grew by almost 9% due to Commercial/CRE growth of 17% and Consumer Direct growth of 9%. Offset by planned runoff in Indirect (-20%) and Mortgage loans (-27%). • Valuable Core Deposits (NIB, Now, Savings) grew 12% and increased Brokered Deposits offset declines in CD's and Money Market. 2008 Trends (continued)

Integra Bank 2008 success stories • Opened over 26,000 checking accounts • Service fee income grew 4% • Annuity sales grew 29% • Evansville area marketshare continues to grow

Integra Bank Deposit Marketshare FDIC Report - Evansville MSA Growth from 7% to 15%

III. Near Term Priorities

A. Return to Profitability, then to Acceptable and Sustainable Levels Drivers: - Provision Expense dependent (NPL's) - Positive Operating Leverage - Credit Focus on Chicago and CRE, avoid new stressed areas - Maximize 80% Good Bank Near Term Priorities (continued)

Near Term Priorities (continued) Profit Improvement Initiatives "Help Weather This Cycle and Prepare For the Turn" - Profit Improvement/Process Reviews - Maintain salaries at current levels - Suspend 401-K, until we return to acceptable profitability - Pre-credit pretax earnings is best capital buffer

Near Term Priorities (continued) Continue to "Add More Customers, Do More With Them" C. Revenue Initiatives - Deposits - Debit Card Rewards - Retail Initiatives - Commercial and Small Business - Cross-Sells/Super Six

IV. Strategy

A. "Where Were We?" • In 2005, few Revenue Drivers • Loan/Deposit Ratio near 80% • Implemented New Growth Initiatives > High Performance Checking > High Performance Business Checking > Commercial Real Estate > Cincinnati Commercial > Debit Card > New Branches/Accelerated Evansville Strategy > Training > Acquisitions in Growth Markets Strategy (continued)

Strategy (continued) B. Results Positive Results in High Performance Checking, High Performance Business Checking, Debit Card, Evansville, Commercial, and Training Our Real Estate Exposure increased from 60% to 68% of Total Loans but with a significant mix shift to Construction. Secondary (CMBS) market freeze was significant. Real Estate is stressed

Strategy (continued) C. "Where Are We?" • You Know The Situation • Banks Are On Their Heels, Stock Market Collapse • Big Banks hurting all banks' reputation (Greed, Bailout, Failures, Stock Prices). "Trickle Down Effect." • Stock Price reflects our real estate exposure, especially residential construction

Strategy (continued) Strategy - "Where Are We Going?" • Weather This Cycle • Profitable and Respected Community Bank Model > Great Service > Great People > High Referral Rates - Acquire More Customers, Do More With Them > Revenue Drivers > Deposit Focus

Strategy - "Where Are We Going?" (continued) • Improve Consistency and Predictability of Earnings - Soundness, Profitability, then Growth - Improve Risk Profile > Corral Stressed Areas > Reduce Real Estate Exposure > Lower concentrations > Positive Operating Leverage > Build Fortress Balance Sheet

V. Common Shareholder Questions

1. Why is Integra's stock price so low? Bank stock prices reacted to fear and uncertainly about asset values (trade below Tangible Book Value) Institutional Investors, including hedge funds, pulled out of bank stocks Private equity concern with government cramdown Integra's exposure to real estate

2. Why did Integra cut its dividend? We saw, and our advisors warned us, about the approaching credit storm A dividend reduction is the least costly company alternative to maximize capital We responded early Decision was thoroughly analyzed, Board owns considerable shares

3. When will the dividend be increased? Depends on severity and length of this credit cycle Need to first repay the CPP (Restrictions) Build Fortress Balance Sheet Capital and Dividend levels reviewed at least quarterly

4. What will cause Integra's performance to improve? Industry: > Confidence > Improved economic conditions > Return of secondary markets > Housing stability Integra Bank: > Stabilize Problem Loans > Improve Risk Management > Continue positive trends in non-real estate areas > Profit Improvement Initiatives > Great People

Conclusions

Conclusions Stabilize then Improve the Stressed Areas Invest in our Strengths Consumers Businesses Markets (Low Banking Density) People, People, People Execution Thank You!

Questions and Answers

For more information: Visit our website, www.integrabank.com Listen to our web casts to follow our progress Call us with questions: Mike Vea, our CEO at (812) 464-9604 Martin Zorn, our CFO at (812) 461-5794 Thank You